Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SS. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, the undersigned Chief Executive Officer and Chief Financial Officer of YTB International, Inc. (the “Company”) do hereby certify that:

1)
The Annual Report on form 10-KSB for the year ended December 31, 2005 (the “Form 10-KSB”) of the Company fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 as amended; and

2)	The information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 12, 2007

/s/ J. Scott Tomer
J. Scott Tomer Chief Executive Officer

Date: March 12, 2007

/s/ John D. Clagg
John D. Clagg Chief Financial Officer